SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 22, 2010
(Date of earliest event reported)

ROBOCOM SYSTEMS INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

New York	0-22735	11-2617048
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17 Fairbanks Boulevard, Woodbury, New York 11797
(Address of Principal Executive Offices) (Zip Code)

(516) 692-8394
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers or Directors

On March 22, 2010, Robert B. Friedman resigned as a member of the Board of Directors of Robocom Systems International, Inc. (the “Company”), and on March 24, 2010, Herbert Goldman and Lawrence B. Klein also resigned as members of the Board of Directors of the Company.  All resignations were effective immediately.

There are no known disagreements between the Company and any of Mr. Friedman, Mr. Goldman or Mr. Klein on any matter relating to the Company's operations, policies or practices.

At this time, Irwin Balaban remains the sole member of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robocom Systems International Inc.

Date: April 19, 2010	By:	/s/ Irwin Balaban
Irwin Balaban
Chief Executive Officer